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                                                                  EXHIBIT 10 (b)


                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                  SIMILAR TO EXHIBIT 10 (b) FOR THE YEAR ENDED
                                DECEMBER 31, 2001


                                                      EFFECTIVE
    NAME                                                DATE
    ----                                          ----------------
Ronald C. Baldwin                                 May 16, 2001
Thomas E. Hoaglin                                 February 15, 2001
Michael J. McMennamin                             November 14, 2000












                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                  SIMILAR TO EXHIBIT 10 (c) FOR THE YEAR ENDED
                                DECEMBER 31, 2001



                                                      EFFECTIVE
    NAME                                                DATE
    ----                                          -----------------
    Daniel B. Benhase                             August 16, 2000
    Richard A. Cheap                              May 4, 1998
    Mary Navarro                                  July 16, 2002